Other Income-Net (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Jan. 03, 2015	Dec. 28, 2013	Dec. 29, 2012
Other Income-Net
Interest income	$ 799	$ 809	$ 889
Remeasurement of investment in Fossil Spain to fair value	0	6,510	0
Equity in the earnings of joint venture, net of tax	0	0	972
Gain on Skagen Designs arbitration settlement	5,968	0	0
Currency gains (losses)	20	951	5,565
Other gains	653	1,149	1,116
Other income (expense) - net	$ 7,440	$ 9,419	$ 8,542